Stockholders' Equity (Deficit)	12 Months Ended
Jun. 30, 2016
Stockholders' Equity Note [Abstract]
Stockholders Equity Note Disclosure [Text Block]
Note 10 Stockholders’ Equity (Deficit)

Common Stock - The Company is authorized to issue 200,000,000 shares of $0.001 par-value common stock. All shares of the Company’s common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitles the holder thereof to:

a.	One non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders;
b.	To participate equally and to receive any and all such dividends as may be declared by the Board of Directors out of funds legally available therefore; and
c.	To participate pro rata in any distribution of assets available for distribution upon liquidation.

Stockholders have no pre-emptive rights to acquire additional shares of common stock or any other securities. Common shares are not subject to redemption and carry no subscription or conversion rights.

Preferred Stock – The Company is authorized to issue 20,000,000 shares of Preferred Stock with each share having a par value of $0.001. See Note 9 above for the Preferred Stock transaction during year ended June 30, 2016.

On March 31, 2014, the Company entered into a services agreement whereby the Company receives assistance with investor relations relating to digital strategy, website and investor materials, market awareness and other services. The compensation for these services was up to 500,000 shares of common stock to be issued over a twelve-month period. As of June 30, 2015, 166,668 shares of common stock have been issued under the agreement and $296,669 has been recorded as investor relations expense during the year ended June 30, 2015. On November 1, 2014 the agreement was terminated and no additional compensation was paid.

During 2015, the Company completed two private placement transactions in which the Company issued 6,040,921 units to accredited investors. Each unit consists of one share of our common stock and one common share purchase warrant. Each warrant entitles the holder to purchase one share of common stock at a price of $2.50 per share and the warrant will expire 36 months following the issuance. The Company received net proceeds of $10.1 million after the placement agent compensation and issuance costs paid of $1,071,568 and $2,072,911 of warrant expense recorded as issuance costs. The Company also issued 37,838 shares of common stock for services in assisting in the private placement and $70,000 had been recorded in additional paid in capital as issuance costs.

During 2016, the Company entered into a private placement transaction in which the Company issued 4,875,020 units to accredited investors. Each investor was issued either Class A Units or Class B units of the Company. Each Class A Unit received one share of common stock and one-half of one common share purchase warrant. If the investor had previously invested in the Company they were eligible for a Class B Unit which received one share of common stock and one common share purchase warrant. Each common share purchase warrant is exercisable at $1.65 per share and will expire 60 months following the issuance. As of June 30, 2016, the Company received net proceeds of $4.8 million after the placement agent compensation and issuance costs paid of $553,428 and $500,321 of warrant expense recorded as issuance costs.

On July 29, 2016, the Company completed an additional close of the private placement transaction in which the Company issued 418,182 units and received gross proceeds of $460 thousand.

The Company has not declared or paid any dividends or returned any capital to common stock stockholders as of June 30, 2016 and 2015.